UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 21, 2025
Date of Report (Date of earliest event reported)

Everi Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 S. Tenaya Way, Suite 100, Las Vegas, Nevada 89113
(Address of principal executive offices) (Zip Code)

(800) 833-7110
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	EVRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 21, 2025, at the 2025 Annual Meeting of Stockholders of Everi Holdings Inc. (the “Company”), stockholders voted on the proposals identified herein, which were previously disclosed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 18, 2025 (the “2025 Proxy Statement”).
1. Election of three Class II director nominees named in the 2025 Proxy Statement to serve until the Company’s 2028 annual meeting of stockholders.
The stockholders voted to re-elect Geoffrey P. Judge, Michael D. Rumbolz and Debra L. Nutton as Class II directors to the Board of Directors of the Company for a term expiring at the 2028 annual meeting of stockholders, and to hold office until the designated annual meeting or until their successors are elected and qualified, or until their earlier resignation. The table below indicates the voting results:

	For	Withheld	Broker Non-Votes
Geoffrey P. Judge	53,360,967	2,712,772	13,376,966
Michael D. Rumbolz	52,628,797	3,444,942	13,376,966
Debra L. Nutton	53,981,607	2,092,132	13,376,966
2. Approval, on an advisory non-binding basis, of the compensation of the Company’s named executive officers as shown in the 2025 Proxy Statement.
The stockholders voted to approve, on an advisory non-binding basis, the compensation of the Company’s named executive officers. The table below indicates the voting results:

For	Against	Abstain	Broker Non-Votes
54,247,423	731,212	1,095,104	13,376,966
3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
The stockholders voted to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The table below indicates the voting results:

For	Against	Abstain
69,117,216	115,706	217,783

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERI HOLDINGS INC.

Date: May 23, 2025	By:	/s/ Todd A. Valli
Todd A. Valli, Senior Vice President, Chief Accounting Officer